SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2000

AMERICAN INTERNATIONAL PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada (State or other jurisdiction)	0-14905 (Commission File No.)	13-3130236 (IRS Identification No.)

2950 North Loop West, Suite 1000, Houston, Texas 77092 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 802-0087 Former name or former address, if changed since last report: N/A

Item 5. Other Events

     On November 7, 2000, the Registrant’s Common Stock was delisted from the Nasdaq National Market for failure to satisfy Nasdaq’s minimum bid price requirement for continued listing. The Common Stock is now quoted on the NASD’s OTC Bulletin Board under the trading symbol AIPN.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN INTERNATIONAL PETROLEUM CORPORATION
Dated: November 7, 2000 Houston, Texas	By:	/s/ Denis J. Fitzpatrick —————————————— Denis J. Fitzpatrick Executive Vice President and Chief Financial Officer